MERRILL LYNCH CORPORATE BOND FUND, INC.
                              HIGH INCOME PORTFOLIO

                          Supplement dated May 11, 2000
                      to Prospectus dated December 27, 1999


     The following information supersedes and replaces any contrary information contained in the Prospectus under the caption "Your Account --Merrill Lynch Select Pricingsm System":

     Effective May 15, 2000, each class of shares of the High Income Portfolio is being offered to the public for purchase or exchange.

     The following information supersedes and replaces any contrary information contained in the Prospectus under the caption "Details About the Fund -- High Income Portfolio":

     Effective May 31, 2000, the High Income Portfolio may invest up to 30% of its assets in fixed-income securities of issuers outside the U.S.

Code #10046-12-99